FIRST QUARTER 2019 INVESTOR CONFERENCE CALL May 9, 2019

SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1 1

Q1 2019 HIGHLIGHTS CONTINUED GROWTH IN SIGNIFICANT REDUCTION BOOK VALUE OF CORE COMMERCIAL IN WIND-EXPOSED $5.14 PER SHARE BUSINESS PERSONAL LINES PREMIUM Commercial Lines Reduced overall wind risk Does not include $1.48 of Gross Written Premium should lead to greater DTA or $0.40 of deferred gain increased 4% over Q1 2018 earnings stability on ADC Adjusted Total Book Value: $7.02 per share STRIVE FOR TOP LINE GROWTH AND INCREASED PROFITABILITY 2

BUSINESS MIX: SHIFT TOWARD COMMERCIAL LINES • Commercial Lines accident year combined ratio was 96.5% GROSS WRITTEN PREMIUM FOR Q1 2019 • Substantial runway to grow in current Commercial Lines markets Personal Lines 7% • Progress to Date: Wind-  Expense Ratio improvement of 240 bps Exposed Low-Value 2.1%  Infrastructure already in place to handle Dwelling anticipated growth 4.7%  Disciplined growth: 3.7% in core Commercial Lines for Q1 2019  Implementing steady rate increases Hospitality 45.4% Small Business 47.8% OUR FOCUS: GENERATE A CONSISTENT UNDERWRITING PROFIT, GENERATE FAVORABLE ROE Commercial Lines 93% 3

Q1 2019 RESULTS OVERVIEW: REFLECTS CONTINUED LOB REPOSITIONING Gross Written Premium: GROSS WRITTEN PREMIUM • GWP was $24.2M in Q1 2019 $30  Commercial Lines GWP increased approximately 2% Increase 4% from Q1 2018 ILLIONS Overall • Small Business segment performed well M $25 $24.2M in the period $23.7M $1.6 • Commercial Lines accident year combined $1.9 ratio was 96.5%  Personal Lines GWP decreased 16.3% from $20 Q1 2018 – aligned with the Company’s plan to focus on core lines of business  Florida homeowners business was down 21% $15 • Overall GWP increase of 2% from Q1 2018 Net Earned Premium: $21.8 $22.6 $10 • NEP was $21.7M in Q1 2019, a 9% decrease due to lower written premiums in personal lines  Commercial Lines NEP saw a slight increase to $20.7M for Q1 2019, compared to $20.1M $5 in Q1 2018  Personal Lines NEP decreased 73.1% in Q1 2019 $0 Q1 2018 Q1 2019 Commercial Lines Personal Lines 4 4

COMMERCIAL LINES OVERVIEW GROSS WRITTEN PREMIUM $30 3.7% ILLIONS Increase M $25 $22.6M $21.8M $20 YTD March 31, 2019 Gross Written Premium Top Five States $ in thousands $10.2 $11.6 $15 Michigan $ 5,398 23.9% Florida 4,271 18.9% Texas 1,540 6.8% $10 Pennsylvania 1,520 6.7% Ohio 1,261 5.6% All Other 8,594 38.1% $11.6 $5 $11.0 Total $ 22,584 100.0% • Commercial Lines represented roughly 93% of the premium $0 written in Q1 2019 Q1 2018 Q1 2019 • Quarter over quarter, Commercial Lines gross written premium increased approximately 4% in Q1 2019 Hospitality Small Business  Particularly strong growth in Small Business segment • Conifer continues to write Commercial Lines in all 50 states, with strong potential for growth in western states 5 5

PERSONAL LINES OVERVIEW GROSS WRITTEN PREMIUM $3 16.3% ILLIONS M Decrease $2 $1.9M $1.6M $2 YTD March 31, 2019 Gross Written Premium $1.0 Top Five States $ in thousands Texas $ 578 35.4% Indiana 456 28.0% $1.1 $1 Florida 370 22.7% Illinois 134 8.2% Louisiana 56 3.4% All Other 38 2.3% $1 $0.9 Total $ 1,632 100.0% $0.5 • Personal Lines production was approximately 7% of total premium $0 in Q1 2019 Q1 2018 Q1 2019 • Continuing efforts to reduce wind exposure overall: Wind-Exposed Low-Value Dwelling  Decrease in wind-exposed homeowners, down 47% in Q1 2019  Florida assumption business non-renewal was completed in February 2019 • Growth prospects in low-value dwelling segment 6 6

RESULTS OVERVIEW: COMBINED RATIO • Continued focus on core commercial lines will help drive overall combined ratio improvement  Commercial Lines combined ratio was 100.9% in Q1 2019  Personal Lines combined ratio was 253.6% in Q1 2019  93% of total premiums in Q1 2019 were from core commercial business • Expecting growth in both hospitality and small business programs in 2019 15% 123.0% Improvement 108.1% 77.4% 66.5% 45.6% 41.6% Loss Ratio Expense Ratio Q4 2018 Q1 2019 7

RESULTS OVERVIEW: LOSS RATIO • For Q1 2019, the consolidated loss ratio was 66.5%  Commercial Lines loss ratio was 60.5%  Personal Lines loss ratio was 187.5% • Continued focus on solidly performing core Commercial Lines • Ongoing trend of shifting away from wind-exposed Personal Lines premium 77.4% 11% Improvement 66.5% Q4 2018 Q1 2019 8

RESULTS OVERVIEW: EXPENSE RATIO • Ongoing efforts to reduce expense ratio are beginning to show results:  Expense ratio in Q1 2019 was 41.6%  400 basis point improvement from Q4 2018 4% Improvement 45.6% 41.6% Q4 2018 Q1 2019 9

Q1 2019 INVESTMENT PORTFOLIO • Net Investment Income for Q1 2019: $910k  13.5% increase over Q1 2018 DEBT SECURITY PORTFOLIO ALLOCATION • Highly liquid portfolio of investment grade debt securities CMO / RMBS 1.7% • Total cash & investment securities of $154.6M at March 31, 2019: CMBS U.S. 4.2%  Average duration: 3.4 years Government Obligations  Average tax-equivalent yield: ~2.8% 12.2%  Average credit quality: AA MBS 22.6% State & Local Governments DEBT SECURITY PORTFOLIO 14.1% CREDIT RATING $ in thousands March 31, 2019 Fair Value % of Total AAA $ 33,495 27.0% AA 57,066 46.0% Corporate Debt A 17,368 14.0% ABS 26.3% BBB 14,887 12.0% 18.9% BB 1,241 1.0% NR -- -- TOTAL DEBT $ 124,057 100% SECURITIES 10

FINANCIAL RESULTS: Q1 2019 INCOME STATEMENT • Company reported net loss of $680k or $0.08 per share for Q1 2019 • For Q1 2019, adjusted operating loss was $4.2 million, or $0.50 per share Three Months Ended March 31, ($ in thousands, except per share data) 2019 2018 Gross Written Premium $24,216 $23,737 Net Written Premium 20,322 19,845 Net Earned Premium 21,687 23,800 Net Income (Loss) (680) 213 EPS, Basic and Diluted $(0.08) $0.02 Adjusted Operating Income (Loss) (4,247) 1,780 Adjusted Operating Income (Loss) per share $(0.50) $0.21 11 11

FINANCIAL RESULTS: CONSOLIDATED BALANCE SHEET • Shareholders’ equity of $42.9 million • $1.88 not reflected in book value:  $1.48 per share full valuation allowance against deferred tax assets  $0.40 per share deferred gain on ADC, net of tax • Book value of $5.14 as of quarter ended March 31, 2019; up from $4.97 at 2018 year-end SUMMARY BALANCE SHEET March 31, 2019 December 31, 2018 $ in thousands Cash and Invested Assets $ 154,575 $ 150,894 Reinsurance Recoverables 34,118 34,745 Goodwill and Intangible Assets 985 985 Total Assets $ 238,148 $ 232,752 Unpaid Losses and Loss Adjustment Expenses 93,966 92,807 Unearned Premiums 51,519 52,852 Debt 34,583 33,502 Total Liabilities $ 195,233 $ 190,589 Total Shareholders' Equity $ 42,915 $ 42,163 12

APPENDIX

SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT OPERATING RESULTS Three Months Ended March 31, $ in thousands, except per share data 2019 2018 Gross Written Premiums 24,216 23,737 Ceded Written Premiums (3,894) (3,892) Net Written Premiums 20,322 19,845 Net Earned Premiums 21,687 23,800 Net Investment Income 910 802 Net Realized Investment Gains 19 161 Change in Fair Value of Equity Securities 1,265 (297) Other Income 422 357 Total Revenue 24,303 24,823 Losses and Loss Adjustment Expenses, Net 14,456 13,328 Policy Acquisition Costs 5,589 6,513 Operating Expenses 4,323 4,187 Interest Expense 710 619 Total Expenses 25,078 24,647 Income (Loss) before Equity Earnings and Income Taxes (775) 176 Equity Earnings of Affiliates, Net of Tax 106 55 Income Tax (Benefit) Expense 11 18 Net Income (Loss) (680) 213 Earnings (Loss) per Common Share, Basic and Diluted (0.08) 0.02 Weighted Average Common Shares Outstanding, Basic and Diluted 8,453,570 8,520,328 15 15

ADJUSTED OPERATING EPS Three Months Ended March 31, 2019 2018 (dollars in thousands, except share and per share amounts) Net income (loss) $ (680) $ 213 Less: Net realized investment gains (losses), net of tax 19 161 Change in fair value of equity securities, net of tax 1,265 (297) Net decrease (increase) in deferred gain on losses ceded to ADC, net of tax 2,283 (1,431) Adjusted operating income (loss)$ (4,247) $ 1,780 Weighted average common shares, diluted 8,453,570 8,520,328 Diluted income (loss) per common share: Net income (loss)$ (0.08) $ 0.02 Less: Net realized investment gains (losses), net of tax - 0.02 Change in fair value of equity securities, net of tax 0.15 (0.04) Net decrease (increase) in deferred gain on losses ceded to ADC, net of tax 0.27 (0.17) Adjusted operating income (loss) per share $ (0.50) $ 0.21 Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculatingthismeasuremaydifferfromthatusedby other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. Beginning in 2018, the change in fair value of equity securities, net of tax, and the deferred gain on losses ceded to the ADC are also excluded from net income to arrive at adjusted operating income. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. 16